                                                                   EXHIBIT 10.50

                                                    Iberville Parish - Louisiana

                              ASSIGNMENT AGREEMENT
                                 (MULTI-STATE)


         Assignment Agreement, dated December 22, 1998 between Bank One, Texas, N.A. ("Bank One"), Credit Lyonnais New York Branch ("Credit Lyonnais"), and Arnos Corp. ("Assignee"). Bank One and Credit Lyonnais are individually referred to herein as an "Assignor" and collectively the "Assignors."

         Reference is made to the Restated Loan Agreement, dated August 29, 1996, among National Energy Group, Inc., as Borrower, NEG-OK INC. and Boomer Marketing Corporation, as Guarantors, Bank One and Credit Lyonnais, as Banks, Bank One, as Administrative Agent, and Credit Lyonnais, as Syndication Agent, as amended by the First Amendment To Restated Loan Agreement, dated October 31, 1996, the Second Amendment to Restated Loan Agreement, dated March 7, 1997, the Third Amendment to Restated Loan Agreement, dated May 12, 1997, and the Fourth Amendment to Restated Loan Agreement, dated August 21, 1997 ( such amendments being collectively referred to herein as the "Amendments" and such Restated Loan Agreement, as amended by the Amendments, being referred to herein as the "Loan Agreement"). Reference is further made to the Deeds of Trust, Mortgages and Financing Statements described on Schedule "1" hereto, covering, the collateral therein described, reference to which is hereby made for all purposes (collectively, the "Security Documents"). Unless otherwise indicated herein, terms defined in the Loan Agreement are used herein as therein defined. Each of the Assignors and the Assignee hereby agree as follows:

         1. For the Purchase Price set forth in Annex I hereto, the receipt of which is hereby acknowledged, each Assignor hereby sells, assigns and transfers to the Assignee, without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from such Assignor, all of such Assignor's right title and interest in and to (i) its Notes, the Security Documents and any documents or agreements existing in connection therewith (collectively, the "Loan Documents"), (ii) any security interest and liens created by, or existing under, the Loan Documents (collectively, the "Liens") and (iii) all of such Assignor's right, title, interest, liens and powers in and to the deeds of trust and mortgages as security for Borrower's obligations under the Notes, the Security Documents and the other Loan Documents.

         2. Each Assignor severally, and not jointly, hereby represents and warrants that (i) it is the legal and beneficial owner of the Loan Documents free and clear of any Liens and that it has the full right, power and authority to transfer and assign the Loan Documents and the Liens (as defined in the Loan Agreement); (ii) that the unpaid principal amount of and the unaccrued and unpaid interest on its Note is set forth on Annex I hereto as of the dates indicated; (iii) except for Partial Releases, heretofore delivered, it has not assigned the Loan Documents or the Liens to any other Person or entity and (iv) the Notes and other obligations of Borrower under the Loan Documents are in default and all such obligations have been accelerated, as of December 3, 1998, pursuant to the terms of the Loan Agreement. Notwithstanding anything herein to the contrary, each Assignor (i) makes no representation or warranty and assumes no responsibility for any statements, warranties or representations made in or in connection with the Loan Agreement (by Borrower or by any other person) or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement, the Security Documents, the other Loan Documents or the Liens or any document or instrument furnished or executed in connection therewith; and (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower, or any affiliate or other obligor, or any of their respective obligations under the Loan Agreement, the Security Documents or any other Loan Document or any other document or instrument furnished in connection therewith.

         3. The Assignee (i) represents and warrants that it is duly authorized to enter into and perform the terms of this Assignment Agreement,
(ii) confirms that it has received a copy of the Loan Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (iii) agrees that it will, independently and without reliance upon the Assignors or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Bank.

         4. This Assignment Agreement is effective on and as of the date first above written. The Assignee is deemed a party to the Loan Agreement and has the rights and obligations of a Bank thereunder and under the other Loan Documents. Each Assignor relinquishes its right and is released from its obligations under the Loan Agreement and the other Loan Documents. Bank One hereby resigns (effective as of the date hereof) as Administrative Agent and Credit Lyonnais hereby resigns (effective as of the date hereof) as Syndication Agent pursuant to the provisions of the Loan Agreement, and the Borrower, the Guarantor, each Bank and the Assignee hereby consent to such resignations and hereby release Bank One and Credit Lyonnais from their respective obligations as Administrative Agent and Syndication Agent, respectively.

         5. From and after the date hereof the Assignee shall be entitled to all payments on account of each Assignor's Notes and which, but for this Assignment Agreement, would have been due to the Assignors under the Loan Agreement and the other Loan Documents, without any adjustments.

         6. After the date hereof, at Assignee's expense, each Assignor shall take such action and execute and deliver all such documents and instruments as Assignee may reasonably request for the purpose of implementing or affectuating this Assignment Agreement or to consummate the transactions contemplated hereby.

         7. By its execution of this Assignment Agreement each of the Borrower and the Guarantor (i) consents to the sale, assignment and transfer of the Assignors' Notes and other rights referred to herein to Assignee and specifically approves the Assignee as an assignee notwithstanding Section 27 of the Loan Agreement, (ii) waives compliance with
Section 27(a)(2) of the Loan Agreement, and (iii) waives compliance with
Section 27(a)(4) of the Loan Agreement.

         8. The Assignee agrees to reimburse each Assignor for reasonable fees and disbursements of counsel incurred by such Assignor in connection with the preparation and negotiation of this Assignment Agreement and the consummation of the transaction contemplated hereby. Such fees and expenses are included with the outstanding legal fees and expenses due Assignor's counsel under the provisions of the Loan Documents, which fees and expenses are part of the obligations owed to the Assignors and are shown on Annex I and included in the Purchase Price.

         9. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

         IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed and delivered on the date first above written.

Witnesses:                          BANK ONE, TEXAS, N.A., in its capacity as a
                                    Bank and as Administrative Agent, Assignor
----------------------------
                                    By:
----------------------------           ---------------------------
                                    Its:
                                        --------------------------

                                    CREDIT LYONNAIS NEW YORK BRANCH, in its
                                    capacity as a Bank and as Syndication Agent, Assignor

                                    By:
                                       ---------------------------
                                    Its:
                                        --------------------------

                                    ARNOS CORP., Assignee

                                    By:
                                       ---------------------------
                                    Its:
                                        --------------------------

Consented to:

NATIONAL ENERGY GROUP, INC., Borrower

                                       WITNESSES TO NATIONAL ENERGY GROUP, INC.
                                       AND BOOMER MARKETING CORPORATION

By: /s/ [ILLEGIBLE]                    /s/ MARILYN J. GRAHAM
   ---------------------------         ---------------------------
Its: Vice President                    /s/ GRACE BRICKER
    --------------------------         ---------------------------

BOOMER MARKETING CORPORATION, Guarantor

By: /s/ [ILLEGIBLE]
   ---------------------------
Its: Vice President
    --------------------------

STATE OF TEXAS                )
                              )
COUNTY OF DALLAS              )

This instrument was acknowledged before me on this ______ day of December, 1998, by ___________________, of BANK ONE, TEXAS, N.A., a national banking association, on behalf of said association in its individual capacity and as Administrative Agent.

                                     -------------------------------------------
My Commission Expires:               Notary Public in and for the State of Texas

------------------------------

                                     -------------------------------------------
                                     Printed Name of Notary


STATE OF NEW YORK             )
                              )
COUNTY OF NEW YORK            )

This instrument was acknowledged before me on this _____ day of ______________, 1998, by __________________, _______________,of CREDIT LYONNAIS NEW YORK
BRANCH, a licensed branch of a French banking corporation, on behalf of said corporation in its individual capacity and as Syndication Agent.

                                  ----------------------------------------------
My Commission Expires:            Notary Public in and for the State of New York

------------------------------

                                  ----------------------------------------------
                                  Printed Name of Notary


STATE OF NEW YORK             )
                              )
COUNTY OF NEW YORK            )


This instrument was acknowledged before me on this _____ day of December, 1998, by Edward E. Mattner, Vice President, of ARNOS CORP., a Nevada corporation, on behalf of said corporation.

                                  ----------------------------------------------
My Commission Expires:            Notary Public in and for the State of New York

------------------------------

                                  ----------------------------------------------
                                  Printed Name of Notary

                                    ANNEX I

                                    BANK ONE
                                    --------

                                         Outstanding                                         Accrued an
                                        Principal Amount                                   Unpaid Interest
                                        ----------------                                   ---------------
Revolving Note: as of 12/20              $12,500,000.00                                       $101,829.01
                   (due next a.m.)
                   as of 12/21           $12,500,000.00                                       $107,993.39
                   (due next a.m.)
                   as of 12/22           $12,500,000.00                                       $114,157.78
                   (due next a.m.)

                   Counsel Fees and
                   Disbursements:                                  $    64,409.00(1)

                   Purchase Price:
                    as of 12/20 (due next a.m.)                    $12,666,238.01
                    as of 12/21 (due next a.m.)                    $12,672,402.39
                    as of 12/22 (due next a.m.                     $12,678,566.78

                                CREDIT LYONNAIS
                                ---------------
Revolving Note: as of 12/20             $12,500,000.00                                         $101,829.01
                   (due next a.m.)
                   as of 12/21          $12,500,000.00                                         $107,993.40
                   (due next a.m.)
                   as of 12/22          $12,500,000.00                                         $114,157.78
                   (due next a.m.)

                   Counsel Fees and
                   Disbursements:                                 $    -0-

                   Purchase Price:
                    as of 12/20 (due next a.m.)                   $12,601,829.01
                    as of 12/21 (due next a.m.)                   $12,607,993.40
                    as of 12/22 (due next a.m.)                   $12,614,157.78


Wiring Instructions:

Bank One, Texas N.A.                      Credit Lyonnais New York Branch
Dallas, Texas 75201                       ABA #026008073
ABA (for Texas) 111000614                 Attention: Loan Servicing Dept.
BENF - Commercial Loan Servicing          Reference: National Energy Group, Inc.
       Center - South Region
Account No. 1065151010
Borrower: National Energy Group, Inc.
Attn: Special Servicing, Commercial Loan
      Servicing Center - South Region
      (Fax: 817-884-4651)
Attention: Randy Durant (214) 290-2721


--------------

(1) Includes all previously billed and outstanding invoices.

                                  SCHEDULE 1

ARKANSAS

1. Mortgage, Deed of Trust, Security Agreement, Assignment of Production and Financing Statement from NEG-OK, Inc. in favor of Bank One, Texas, N.A., Administrative Agent, effective as of August 29, 1996, filed and recorded as follows:

     (a) Crawford County, Arkansas, on September 13, 1996, File Number 96-026896, in Book 96, Pages 26896 - 26927.

     (b) Franklin County, Arkansas, on September 12, 1996, in Mortgage Book 22, Page 376.

     (c)  Johnson County, Arkansas, on September 12, 1996, in Volume 185, Page
          177.

     (d) Logan County, Arkansas, on September 13, 1996, File Number 2305, in Book NO96-9, Page 64.

     (e) Pope County, Arkansas, on September 12, 1996, in Book 22T, Pages 330 - 381.

     (f) Sebastian County, Arkansas, on September 17, 1996, in Book 629, Pages 041 - 070.

                                  SCHEDULE 1

LOUISIANA

1. Mortgage, Security Agreement, Assignment of Production and Financing Statement effective as of September 1, 1998, by National Energy Group, Inc. as Mortgagor for the use and benefit of Bank One, Texas, N.A., Administrative Agent, filed and recorded as follows:

     (a) Iberville Parish, Louisiana on September 8, 1998 in Mortgage Book 319, Page 197 and Conveyance Book 511, Page 174.

     (b) Lafourche Parish, Louisiana on September 8, 1998 in Mortgage Book 786, Page 479 and Conveyance Book 1361, Folio 462 (Entry #839479).

                                  SCHEDULE 1

NEW MEXICO

1. Assignment of Note and Liens by Texas Gas Fund I in favor of Bank One, Texas, N.A. effective as of June 30, 1995, filed and recorded as follows:

     (a) July 21, 1995 in the Records of Chaves County, New Mexico, Liber 237, Page 798 (County does not issue File Numbers).

     (b) July 20, 1995 in the Records of Eddy County, New Mexico, Reception No. 957307, Book 224, Page 688.

     (c) July 14, 1995 in the Records of Lea County, New Mexico, File No. 76200, Book 633, Page 683.

2. Amended and Restated Mortgage, Security Agreement, Assignment of Production and Financing Statement effective as of June 30, 1995, executed by National Energy Group, Inc., in favor of Bank One, Texas, N.A., filed and recorded July 20, 1995 in the Records of Eddy County, New Mexico, Reception No. 957308, Book 224, Page 693.

3. Amended and Restated Mortgage, Security Agreement, Assignment of Production and Financing Statement, dated as of August 29, 1996, from National Energy Group, Inc., as Grantor, for the use and benefit of Bank One Texas, N.A., Administrative Agent, filed and recorded by Eddy County, State of New Mexico, on September 16, 1996, File Number 9610275, in Book 261, Pages 123 - 159.

                                  SCHEDULE 1

TEXAS

1. Assignment of Note and Liens by Texas Gas Fund I in favor of Bank One, Texas, N.A. effective as of June 30, 1995, filed and recorded as follows:

     (a) July 19, 1995 in the Records of Ector County, Texas, File No. 9112, Book 1244, Page 188.

     (b) July 17, 1995 in the Records of Howard County, Texas, File No. 4294, Book 405, Page 183.

     (c) July 14, 1995 in the Records of Irion County, Texas, File No. 15304, Book 111, Page 590.

     (d) July 14, 1995 in the Records of Nolan County, Texas, File No. 1638, Book 332, Page 283.

     (e) July 20, 1995 in the Records of Stephens County, Texas, File No. 2137, Book 1221, Page 144.

     (f) July 18, 1995 in the Records of Sterling County, Texas, File No. 6443, Book 174, Page 689.

     (g) July 14, 1995 in the Records of Throckmorton County, Texas, File No. 91574, Book 312, Page 904.

     (h) July 14, 1995 in the Records of Yoakum County, Texas, File No. 200302, Book 145, Page 539.

     (i) July 13, 1995 in the Records of Young County, Texas, File No. 2596, Book 812, Page 126.

2. Amended and Restated Deed of Trust, Security Agreement, Assignment of Production and Financing Statement effective as of June 30, 1995, executed by National Energy Group, Inc., in favor of Bank One, Texas, N.A., filed and recorded as follows:

     (a) July 19, 1995 in the Records of Ector County, Texas, File No. 9113, Book 1244, Page 193.

     (b) July 14, 1995 in the Records of Gregg County, Texas, File No. 13743, Book 2841, Page 553.

     (c) July 14, 1995 in the Records of Irion County, Texas, File No. 15305, Book 111, Page 595.

     (d) July 14, 1995 in the Records of Nueces County, Texas, File No. 969612 (County does not issue Book and Page Numbers.)

     (e) July 14, 1995 in the Records of Rusk County, Texas, File No. 70709, Book 1921, Page 543.

     (f) July 13, 1995 in the Records of Young County, Texas, File No. 2597, Book 812, Page 131.

3. Deed of Trust, Security Agreement, Assignment of Production and Financing Statement, from NEG-OK, Inc. in favor of Bank One, Texas, N.A., Administrative Agent, effective as of August 29, 1996, filed and recorded as follows:

     (a) Fayette County, Texas, on September 16, 1996, File Number 96-5205, in Volume 965, Pages 252 - 289.

     (b) Harrison County, Texas, on September 16, 1996, File Number 9123, in Volume 1560, Pages 1 - 92.

     (c) Hemphill County, Texas, on September 16, 1996, File Number 022239, in Volume 415, Pages 170 - 203.

4. Amended and Restated Deed of Trust, Security Agreement, Assignment of Production and Financing Statement, from National Energy Group, Inc. in favor of Bank One, Texas, N.A., Administrative Agent, effective as of August 29, 1996, filed and recorded as follows:

     (a) Ector County, Texas, on September 16, 1996, File Number 10827, in Volume 1303, Pages 615 - 654.

     (b) Gregg County, Texas, on September 13, 1996, File Number 019700, in Volume 3000, Pages 129 - 154.

     (c) Irion County, Texas, on September 13, 1996, File Number 16455, in Volume 119, Pages 179 - 202.

     (d)  Nueces County, Texas, on September 13, 1996, File Number 1996035768.

     (e) Rusk County, Texas, on September 13, 1996, File Number 09077, in Volume 1975, Pages 587 - 626.

     (f) Young County, Texas, on September 12, 1996, File Number 3311, in Deed of Trust Volume 215, Pages 242 - 264.

5. Deed of Trust, Security Agreement, Assignment of Production and Financing Statement effective as of September 1, 1998, by National Energy Group, Inc. as Grantor for the use and benefit of Bank One, Texas, N.A., Administrative Agent, filed and recorded as follows:

     (a) Ector County, Texas on September 8, 1998 (File Number 12207) in Volume 1418 Page 0105.

     (b)  Gregg County, Texas on September 8, 1998 in GCC 9819759.

     (c) Harrison County, Texas on September 8, 1998 (Real Number 34010) in Volume 1837, Page 197.

     (d)  Hidalgo County, Texas on October 21, 1998 at File Number 718377.

     (e)  Nueces County, Texas on September 8, 1998 Document Number
          #1998039840.

     (f) Rusk County, Texas on September 8, 1998 (File Number 33284) in Volume 2092, Page 0425.

     (g) Willacy County, Texas on September 8, 1998 (File Number 276111) in Volume 064, Page 158.

     (h)  Texas General Land Office on October 26, 1998.

                                  SCHEDULE 1

OKLAHOMA


1. Assignment of Note and Liens by Texas Gas Fund I in favor of Bank One, Texas, N.A. effective as of June 30, 1995, filed and recorded as follows:

     (a) July 17, 1995 in the Records of Alfalfa County, Oklahoma, File No. 8170, Book 514, Page 18.

     (b) July 18, 1995 in the Records of Beaver County, Oklahoma, File No. F2267, Book 0949, Page 142.

     (c) July 17, 1995 in the Records of Blaine County, Oklahoma, File No. 2539, Book 703, Page 506.

     (d) July 14, 1995 in the Records of Caddo County, Oklahoma, File No. 9505279, Book 1990, Page 98.

     (e) July 14, 1995 in the Records of Canadian County, Oklahoma, File No. 12296, Book 1943, Page 672.

     (f) July 13, 1995 in the Records of Carter County, Oklahoma, File No. 7446, Book 2011, Page 146.

     (g) July 14, 1995 in the Records of Cleveland County, Oklahoma, File No. 70794-A, Book 2650, Page 798.

     (h) July 14, 1995 in the Records of Custer County, Oklahoma, File No. 3694, Book 951, Page 569.

     (i) July 14, 1995 in the Records of Dewey County, Oklahoma, File No. 1669, Book 1031, Page 221.

     (j) July 14, 1995 in the Records of Ellis County, Oklahoma, File No. 6265, Book 585, Page 389.

     (k) July 14, 1995 in the Records of Garvin County, Oklahoma, File No. 5205, Book 1424, Page 653.

     (1) July 14, 1995 in the Records of Grady County, Oklahoma, File No. 108549, Book 2797, Page 90.

     (m) July 14, 1995 in the Records of Haskell County, Oklahoma, File No. 262188, Book 535, Page 503.

     (n) July 17, 1995 in the Records of Kingfisher County, Oklahoma, File No. 3330, Book 1458, Page 19.

     (o) July 14,1995 in the Records of Major County, Oklahoma, File No. 40930, Book 1388, Page 96.

     (p) July 14, 1995 in the Records of McClain County, Oklahoma, File No. 4567, Book 1401, Page 72.

     (q) July 14, 1995 in the Records of Woods County, Oklahoma, File No. 2902, Book 797, Page 537.

     (r) July 14, 1995 in the Records of Woodward County, Oklahoma, File No. 216, Book 1456, Page 296.

2. Amended and Restated Mortgage, Security Agreement, Assignment of Production and Financing Statement effective as of June 30, 1995, executed by National Energy Group, Inc., in favor of Bank One, Texas, N.A., filed and recorded as follows:

     (a) July 14, 1995 in the Records of Dewey County, Oklahoma, File No. 001670, Book 1031, Page 236.

     (b) July 14, 1995 in the Records of Ellis County, Oklahoma, File No. 6266, Book 585, Page 399.

     (c) July 14, 1995 in the Records of Major County, Oklahoma, File No. 40931, Book 1388, Page 102.

3. Mortgage, Security Agreement, Assignment of Production and Financing Statement from NEG-OK, Inc., in favor of Bank One, Texas, N.A., Administrative Agent, effective as of August 29, 1996, filed and recorded as follows:

     (a) Alfalfa County, Oklahoma, on September 16, 1996, File Number 11501, in Book 522, Pages 515 - 543.

     (b) Beckham County, Oklahoma, on September 16, 1996, File Number 06022, in Book 1486, Pages 206 - 241.

     (c) Blaine County, Oklahoma, on September 16, 1996, File Number 003622, in Book 727, Pages 83 - 126.

     (d) Caddo County, Oklahoma, on September 16,1996, File Number 9607301, in Book 2079, Pages 40 - 131.

     (e) Canadian County, Oklahoma, on September 16, 1996, File Number 018361, in Book 2021, Pages 434 - 661.

     (f) Carter County, Oklahoma, on September 13, 1996, File Number 010930, in Book 3048, Pages 76 - 114.

     (g) Coal County, Oklahoma, on September 16, 1996, File Number 97208, in Book 559, Pages 501 - 530.

     (h) Custer County, Oklahoma, on September 16, 1996, File Number 5162, in Book 983, Pages 160 - 200.

     (i) Dewey County, Oklahoma, on September 16, 1996, File Number 002546, in Book 1053, Pages 378 - 437.

     (j) Ellis County, Oklahoma, on September 16, 1996, File Number 113, in Misc. Book 597, Pages 800 - 831.

     (k) Garfield County, Oklahoma, on September 16, 1996, File Number 011894, in Book 1337, Pages 87 - 115.

     (1) Garvin County, Oklahoma, on September 18, 1996, File Number 07101, in Book 1458, Pages 369 - 400.

     (m) Grady County, Oklahoma, on September 16, 1996, File Number 129157, in Book 2885, Pages 287 - 334.

     (n) Harper County, Oklahoma, on September 16, 1996, File Number 1S-575, in Book 0518, Pages 137 - 164.

     (o) Haskell County, Oklahoma, on September 16, 1996, File Number 266270, in Book 547, Pages 243 - 287.

     (p) Kingfisher County, Oklahoma, on September 16, 1996, File Number 4070, in Book 1516, Pages 001 - 041.

     (q) Latimer County, Oklahoma, on September 16, 1996, File Number 389048, in Book 0495, Pages 0747 - 0796.

     (r) Logan County, Oklahoma, on September 16, 1996, File Number 7180, in Book 1407, Pages 244 - 272.

     (s) Love County, Oklahoma, on September 13, 1996, File Number 2011, in Book 488, Pages 370 - 405.

     (t) Major County, Oklahoma, on September 17, 1996, File Number 45579, in Book 1414, Pages 006 - 044.

     (u) Oklahoma County, Oklahoma, on September 20, 1996, File Number 96131110, in Book 6952, Pages 790 - 825.

     (v) Pittsburg County, Oklahoma, on September 17, 1996, File Number 009091, in Book 889, Pages 784 - 854.

     (w) Roger Mills County, Oklahoma, on September 16, 1996, File Number 0991, in Book 1502, Pages 226 - 261.

     (x) Sequoyah County, Oklahoma, on September 16, 1996, File Number 005848, in Book 793, Pages 430 - 466.

     (y) Washita County, Oklahoma, on September 16, 1996, File Number 4689, in Book 840, Pages 154 - 186.

     (z) Woods County, Oklahoma, on September 17, 1996, File Number 7464, in Book 819, Pages 390 - 426.

     (aa) Woodward County, Oklahoma, on September 17, 1996, File Number 1451, in Book 1513, Pages 53 - 92.

4. Amended and Restated Mortgage, Security Agreement, Assignment of Production and Financing Statement from National Energy Group, Inc. in favor of Bank One, Texas, N.A., Administrative Agent, effective as of August 29, 1996, filed and recorded as follows:

     (a) Dewey County, Oklahoma, on September 23, 1996, File Number 002589, in Book 1053, Pages 615 - 641.

     (b) Ellis County, Oklahoma, on September 13, 1996, File Number 93, in Misc. Book 597, Pages 721 - 747.

     (c) Major County, Oklahoma, on September 13, 1996, File Number 45553, in Misc. Book 1413, Pages 421 - 447.

5. Mortgage, Security Agreement, Assignment of Production and Financing Statement effective as of September 1, 1998, by National Energy Group, Inc. as Mortgagor for the use and benefit of Bank One, Texas, N.A., Administrative Agent, filed and recorded as follows:

     (a) Beckham County, Oklahoma on September 8, 1998 (File Number 05943) in Book 1574, Pages 571-598.

     (b) Caddo County, Oklahoma on September 8, 1998 (File Number 1998 6693) in Book 2192, Page 305.

     (c) Custer County, Oklahoma on September 8, 1998 (File Number 5196) in Book 1049, Page 687.

     (d) Dewey County, Oklahoma on September 8, 1998 (File Number 002933) in Book 1096, Page 64.

     (e) Ellis County, Oklahoma on September 9, 1998 (File Number 6627) in Book 621, Page 709.

     (f) Grady County, Oklahoma on September 8, 1998 (File Number 12126) in Book 3055, Page 504.

     (g) Latimer County, Oklahoma on September 8, 1998 (File Number 002738) in Book 0528, Page 0089.

     (h)  Roger Mills County, Oklahoma on September 9, 1998 in Book 1566, Page
          361.

     (i) Washita County, Oklahoma on September 8, 1998 (File Number 3826) in Book 877, Pages 667-691.

     (j) Woods County, Oklahoma on September 8, 1998 (File Number 5200-2) in Book 860, Page 344.

                                  SCHEDULE 1

WYOMING

1. Assignment of Note and Liens by Texas Gas Fund I in favor of Bank One, Texas, N.A. dated June 30, 1995, filed and recorded as follows:

     (a) July 24, 1995 in the Records of Campbell County, Wyoming, File No. 698047, Book 1343 of Photos, Page 303.

     (b) July 17, 1995 in the Records of Lincoln County, Wyoming, File No. 805213, Book 370PR, Page 849.

     (e) July 17, 1995 in the Records of Sublette County, Wyoming, File No. 252969, Book 101 O&G Page 710.

     (d) July 17, 1995 in the Records of Sweetwater County, Wyoming, File No. 1193313, Book 864, Page 1944.

2. Amended and Restated Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement dated June 30, 1995, executed by National Energy Group, Inc. filed in favor of Bank One, Texas, N.A., filed and recorded July 17, 1995 in the Records of Sweetwater County, Wyoming, File No. 1193314, Book 864, Page 1951.

3. Amended and Restated Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement, dated as of August 29, 1996, from National Energy Group, Inc. as Grantor for the use and benefit of Bank One Texas, N.A., Administrative Agent, filed and recorded by Sweetwater County, Wyoming, on September 16, 1996, File Number 1222817, in Book 0878, Pages 1760 - 1783.


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